UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2006 (May 25, 2006)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-32213 (Commission File No.)	20-0947002 (I.R.S. Employer Identification Number)
33 Maiden Lane New York, NY (Address of principal executive office)		10038 (Zip Code)

(212) 651-7700
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

MortgageIT Holdings, Inc. (the ‘‘Company’’) entered into (i) a Master Repurchase Agreement, dated May 25, 2006 (the ‘‘MRA’’), among the Company, MortgageIT, Inc. and MHL Funding Corp. (collectively, the ‘‘Sellers’’) and Bank of America, N.A. (the ‘‘Buyer’’) providing, among other things, for the transfer of mortgage loans by the Sellers to the Buyer and a simultaneous agreement by the Buyer to transfer those mortgage loans to the Sellers on a specified date upon payment of a repurchase price and (ii) a Custodial Agreement, dated as of May 25, 2006 (the ‘‘Custodial Agreement’’), among the Buyer, the Sellers and Deutsche Bank National Trust Company, as custodian (the ‘‘Custodian’’) providing, among other things, for the delivery of mortgage loans by the Sellers to the Custodian as security for their obligations under the MRA. As a result of the transactions contemplated by the MRA, the Buyer has made available, on an uncommitted basis, interim financing to the Sellers in an amount of up to $1.0 billion in connection with the origination or acquisition from time to time of mortgage loans by the Sellers. The Sellers are jointly and severally liable for all obligations under the MRA, including for all amounts made available by the Buyer under the MRA.

The repurchase price to be paid by the Sellers for the mortgage loans is based on LIBOR plus a spread. The principal amount of the mortgage loans that may be sold to the Buyer from time to time under the MRA is subject to limits on the portion of the financed mortgage loans that may have specified characteristics. The purchase price of the mortgage loans payable by the Buyer to the Sellers will also vary by type of mortgage loans being sold. The MRA contains a number of restrictive and other covenants that, among other things, require the Sellers to maintain a minimum ratio of liabilities to tangible net worth and minimum levels of tangible net worth, liquidity and net income, as well as to comply with applicable regulatory and investor requirements. The foregoing descriptions of the MRA and the Custodial Agreement are qualified in their entirety by reference to the MRA and the Custodial Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

* * * *

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Master Repurchase Agreement, dated May 25, 2006, among MortgageIT Holdings, Inc., MortgageIT, Inc., MHL Funding Corp. and Bank of America, N.A.
10.2	Custodial Agreement, dated as of May 25, 2006, among MortgageIT Holdings, Inc., MortgageIT, Inc., MHL Funding Corp., Deutsche Bank National Trust Company and Bank of America, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.
	By:	/s/ Andy Occhino
Andy Occhino Secretary
Date: June 1, 2006

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated June 1, 2006 (May 25, 2006)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Master Repurchase Agreement, dated May 25, 2006, among MortgageIT Holdings, Inc., MortgageIT, Inc., MHL Funding Corp. and Bank of America, N.A.
10.2	Custodial Agreement, dated as of May 25, 2006, among MortgageIT Holdings, Inc., MortgageIT, Inc., MHL Funding Corp., Deutsche Bank National Trust Company and Bank of America, N.A.